SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[X] Definitive Information Statement

                               zebramart.com, inc.
                  (Name of Registrant as Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


         1)       Title of each class of securities to which transaction applies: ________________

         2)       Aggregate number of securities to which transaction applies: ________________

         3)       Per unit price or other underlying value of transaction computed pursuant to Exchange
                  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________

         4)       Proposed maximum aggregate value of transaction: _______________________

         5)       Total fee paid: _____________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)       Amount Previously Paid: ____________________________________________

         2)       Form, Schedule or Registration Statement No.: ___________________________

         3)       Filing Party: ______________________________________________________

         4)       Date Filed: ________________________________________________________

                               zebramart.com, inc.
                         667 Madison Avenue, 20th Floor
                            New York, New York 10021


                              INFORMATION STATEMENT

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

   NOTICE OF SHAREHOLDER CONSENT TO CHANGE THE NAME OF ZERAMART.COM, INC. TO
                           COTTAGE INVESTMENTS, INC.


         This information statement ("Information Statement") is furnished to holders of record of the common stock of zebramart.com, inc., a Nevada corporation (the "Company"), in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C under the Exchange Act. The purpose of this Information Statement is to inform all stockholders of the approval of the amendment of the Company's Articles of Incorporation providing for a change in the corporate name from "zebramart.com, inc." to "Cottage Investments, Inc." This Information Statement was first mailed or delivered to you on or about October 12, 2000.

         We are not seeking consent, authorization or proxies from you since the Company has obtained the written consent of the holders of a majority of the outstanding shares of common stock of the Company pursuant to Section 78.320 of the General Corporation Law of the State of Nevada. The record date for determining stockholders entitled to receive this Information Statement has been established as September 19, 2000 (the "Record Date"). On the Record Date, the number of shares of the Company's common stock outstanding was 114,331,568 shares; the number of shares that voted to approve the aforementioned actions was 78,037,674 representing 54.07% of the outstanding shares of the Company. The Company proposes to file the amendment to the Company's Articles of Incorporation (the "Amended Articles") with the Nevada Secretary of State twenty
(20) days after the mailing date of this Information Statement, which the Company anticipates will be on or about November 1, 2000.

                            CHANGE OF CORPORATE NAME

         The Company's Board of Directors (the "Board") has approved a proposal to amend the Company's Articles of Incorporation such that the corporate name of the Company will change from "zebramart.com, inc." to "Cottage Investments, Inc." The purpose for the change of corporate name is to reflect the Company's acquisition of a thirty percent (30%) interest in Cottage Ventures, LLC, a Delaware limited liability company, and the Company's intent to transform its business into an Internet company incubator that provides services and capital in exchange for equity interests in the businesses in which it invests. The corporate name change will become effective upon the filing of the Amended Articles with the Nevada Secretary of State.

          SECURITY OWNERHSIP OF CERTAIN BENFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as to those persons or groups believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock as of September 19, 2000 based upon certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the Exchange Act by such persons or groups. Other than those listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock.


                                                                          Amount and Nature of        Percent of
Title of Class      Name and Address of Beneficial Owner                  Beneficial Ownership         Class (1)
--------------      ------------------------------------                  --------------------         ---------
Common Stock        Daniel J. Mackell, Jr.                                   30,000,000                 20.79
                    667 Madison Avenue, 20th Floor
                    New York, New York 10021

Common Stock        William G. Head                                          11,606,000                  8.04
                    2870 Peachtree Road, Ste. 176
                    Atlanta, GA 30305

Common Stock        Sean M. Daly                                             10,831,237 (2)              7.50
                    250 W. 57th Street
                    Suite 1130
                    New York, NY 10107

Common Stock        J. Smythe Rich                                            7,602,572                  5.27
                    1028 Laurens St.
                    Columbia, SC 29224

(1)  Based on 144,331,568 shares of Common Stock outstanding on the Record Date.

(2) Shares are owned by Tower Hill Holding, Inc., which is controlled by Sean Daly.


                             ADDITIONAL INFORMATION

         This Information Statement is provided for information purposes only. We are not soliciting proxies in connection with the items described herein. You are not required to respond to this Information Statement. Please read the Information Statement carefully.

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at HTTP://WWW.SEC.GOV. You may also obtain copies of the filings the Company has made with the SEC directly from the Company by requesting them in writing or by telephone at the following:

                               zebramart.com, inc.
                         667 Madison Avenue, 20th Floor
                            New York, New York 10021
                                  212-396-0606

                  Attention: Sean M. Daly, Corporate Secretary


                                            By Order of the Board of Directors,


                                            /s/ Sean M. Daly
                                            -----------------------------------
                                            Sean M. Daly
                                            Corporate Secretary